October _____, 2007

THE CIT GROUP/COMMERCIAL SERVICES, INC.
Two Wachovia Center
Post Office Box 31307
Charlotte, North Carolina 28231-1307

GUARANTY (the "Guaranty")

Re: **Copperweld Bimetallics LLC** (the "Company")
254 Cotton Mill Road
Fayetteville, Tennessee 37334

Ladies and Gentlemen:

Reference is made to that certain Financing Agreement, dated April 5, 2007, as amended by First Amendment thereto, dated of even date herewith, between you and the above-named Company (the Financing Agreement, as amended, modified, supplemented or restated from time to time, being referred to as the "Agreement"). The undersigned hereby unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future indebtedness, obligations or liabilities of the Company to you, howsoever arising, whether direct or indirect, absolute or contingent, secured or unsecured, whether arising under the Agreement as now written or as amended, modified, supplemented or restated hereafter, or by operation of law or otherwise. Further, the undersigned agrees to pay to you on demand the amount of all expenses (including reasonable attorney's fees) incurred by you in collecting or attempting to collect any of the Company's obligations to you, whether from the Company, or from any other obligor, or from the undersigned, or in realizing upon any collateral; and agrees to pay any interest at the highest lawful rate on all amounts payable to you hereunder, even if such amount cannot be collected from the Company. (All of the aforementioned obligations, liabilities, expenses and interest are hereinafter collectively called the "Obligations"). To the extent you receive payment on account of the Obligations guaranteed hereby, which payment is thereafter set aside or required to be repaid by you in whole or in part, then, to the extent of any sum not finally retained by you (regardless of whether such sum is recovered from you by the Company, its trustee, or any other party acting for, on behalf of or through the Company or its representative), the undersigned's obligation to you under this Guaranty, as amended, modified, supplemented or restated, shall remain in full force and effect (or be reinstated) until the undersigned have made payment to you therefor, which payment shall be due upon demand.

This Guaranty is executed as an inducement to you to make loans or advances to the Company or otherwise to extend credit or financial accommodations to the Company, or to enter into or continue a financing arrangement with the Company, and is executed in consideration of your doing or having done any of the foregoing. The undersigned agrees that any of the foregoing

shall be done or extended by you in your sole discretion, and shall be deemed to have been done or extended by you in consideration of and in reliance upon the execution of this Guaranty, but that nothing herein shall obligate you to do any of the foregoing.

Notice of acceptance of this Guaranty, the making of loans or advances, or the extension of credit to the Company, the amendment, execution or termination of the Agreement or any other agreements between you and the Company, and presentment, demand, protest, notice of protest, notice of non-payment and all other notices to which the Company or the undersigned may be entitled, and your reliance on this Guaranty are hereby waived. The undersigned also waives notice of: changes in terms or extensions of time of payment, the taking and releasing of collateral or guarantees and the settlement, compromise or release of any Obligations, and agree that, as to the undersigned, the amount of the Obligations shall not be diminished by any of the foregoing. The undersigned also agrees that you need not attempt to collect any Obligations from the Company or other obligors or to realize upon any collateral, but may require the undersigned to make immediate payment of Obligations to you when due or at any time thereafter. The undersigned agrees that its liability is primary and direct, enforceable without prior resort to any other right, remedy or security (including, without limitation, any right to require you to first proceed against the Company or any other guarantor under terms of N.C. General Statutes Section 26-7 et seq.) and shall be enforceable before or after proceeding against the Company or simultaneously therewith. You shall not be liable for failure to collect Obligations or to realize upon any collateral or security therefor, or any part thereof, or for any delay in so doing, nor shall you be under any obligation to take any action whatsoever with regard thereto.

This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Obligations or the fact that a security interest or lien in any collateral or security therefor may not be enforceable by you or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on your part. The liability of the undersigned under this Guaranty shall be unaffected by the termination of the undersigned. Payment by the undersigned shall be made to you at your office from time to time on demand as Obligations become due, and one or more successive or concurrent actions may be brought hereon against the undersigned either in the same action in which the Company is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty, is made or brought against the undersigned, the undersigned agrees not to assert against you any setoff or counterclaim which the Company may have, and further the undersigned agrees not to deduct, setoff, or seek to counterclaim for or recoup, any amounts which are or may be owed by you to the undersigned, or for any loss of contribution from any other guarantor. Furthermore, in any litigation based on this Guaranty in which you and the undersigned shall be adverse parties, the undersigned hereby waives the right to interpose any defense based upon any statute of limitations or any claim of laches and waives the performance of each and every condition precedent to which the undersigned might otherwise be entitled by law. The undersigned hereby consents to the in personam jurisdiction of the courts of North Carolina State. In the event that you bring any action or suit in any court of record of North Carolina State or the Federal Government to enforce any or all liabilities of the undersigned hereunder, service of process may

be made on the undersigned by mailing a copy of the summons to the undersigned at the address below set forth.

All sums at any time to the credit of the undersigned and any property of the undersigned on which you at any time have a lien or security interest, or of which you at any time have possession, shall secure payment and performance of all Obligations and any and all other obligations of the undersigned to you however arising. Until such time as all of the Obligations are paid and satisfied in full and the Agreement is terminated in writing, the undersigned shall have no right of subrogation, indemnification or recourse to any Obligations or collateral or guarantees therefor, or to any assets of any Company.

In the event of any breach of, default under or termination of the Agreement between you and the Company, or in the event that the undersigned shall fail to observe or perform any agreements, warranties, or covenants contained herein, or on the termination of the undersigned, or should the undersigned call a meeting of its creditors, fail to meet its debts as they mature, commit an act of bankruptcy, have commenced by or against the undersigned any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding under any federal or state law, then the liability of the undersigned for the entire Obligations shall mature even if the liability of the Company therefor does not.

This Guaranty may be terminated as to the undersigned only upon actual receipt by one of your officers of at least ninety (90) days prior written notice of termination sent by registered or certified mail; provided however, that the undersigned shall remain bound hereunder, and this Guaranty shall continue in full force and effect, with respect to any and all Obligations created or arising prior to the effective date of such termination and with respect to any and all extensions, renewals or modifications of said pre-existing Obligations. Termination of the undersigned shall not affect its liability for any post termination collection expenses or interest. This is a continuing Guaranty and written notice as above provided shall be the only means of termination, notwithstanding the fact that for certain periods of time there may be no Obligations owing to you by the Company.

Your books and records showing the account between you and the Company shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Your monthly statements rendered to the Company shall be binding upon the undersigned (whether or not the undersigned received copies thereof) and, shall constitute an account stated between you and the Company, unless you shall have received a written statement of the Company's exceptions within thirty (30) days after the statement was mailed to the Company.

This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between you and the undersigned shall be effective to change or modify this Guaranty. Your failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by the undersigned of the terms and provisions of this Guaranty shall constitute a waiver thereof, nor a waiver of any obligations to be

performed by the undersigned hereunder.

This Guaranty is executed and given in addition to, and not in substitution, reduction, replacement or satisfaction of any other endorsements or guarantees of the Obligations, now existing or hereafter executed, by the undersigned, or others in your favor.

When used in this Guaranty all pronouns shall, wherever applicable, be deemed to include the plural as well as the masculine and feminine gender. This Guaranty shall inure to the benefit of you, your successors and assigns and any parent, subsidiary or affiliate of yours, as well as to any concern which you may now or hereafter factor or finance; shall be binding upon the undersigned and upon the respective heirs, executors, administrators, successors and assigns of the undersigned; and shall pertain to the Company and its successors and assigns. This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed an original and such counterparts shall, together, constitute but one and the same document.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY OUT OF THIS GUARANTY OR ANY OTHER AGREEMENT OR TRANSACTION BETWEEN US OR TO WHICH WE ARE BOTH PARTIES.

This Guaranty shall be governed by and construed in accordance with the laws of the State of North Carolina.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty effective as of the date above set forth.

FUSHI INTERNATIONAL, INC.

By: ______________________________
Name: ____________________________
Title: _____________________________

Address:
____
____
Federal Taxpayer ID Number ____________

[ACKNOWLEDGMENT ON NEXT PAGE]

STATE OF ________________

COUNTY OF ______________

ACKNOWLEDGEMENT

This ____ day of October, 2007, personally came before me ________________________, who being by me duly sworn, says that (s)he is the ________________ of **FUSHI INTERNATIONAL, INC.**, a Nevada corporation, and that this writing was signed by him/her on behalf of said corporation, by its authority duly given. And the said ________________ acknowledged the said writing to be the act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand.

____

Notary Public

My Commission Expires: __________

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